Exhibit 32.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Report of Competitive Technologies, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Johnnie
D. Johnson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Johnnie D. Johnson
----------------------
Johnnie D. Johnson
Chief Executive Officer

May 19, 2011

A signed original of this written statement required by Section 906 has been provided to Competitive Technologies and will be retained by Competitive Technologies and furnished to the Securities and Exchange Commission or its staff upon request.





















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